Independent Bank Corporation 2023 Annual Shareholder Meeting April 25, 2023

Cautionary note regarding forward-looking statements This presentation contains forward-looking statements, which are any statements or information that are not historical facts. These forward-looking statements include statements about our anticipated future revenue and expenses and our future plans and prospects. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. For example, deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding to us, lead to a tightening of credit, and increase stock price volatility. Our results could also be adversely affected by changes in interest rates; increases in unemployment rates; deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans; deterioration in the value of our investment securities; legal and regulatory developments; changes in customer behavior and preferences; breaches in data security; and management’s ability to effectively manage the multitude of risks facing our business. Key risk factors that could affect our future results are described in more detail in our Annual Report on Form 10-K for the year ended December 31, 2022 and the other reports we file with the SEC, including under the heading “Risk Factors.” Investors should not place undue reliance on forward-looking statements as a prediction of our future results. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. 2

Today’s Agenda • Welcome and Call to Order – IBC Chairman • Voting upon matters listed in the Company’s 2023 Proxy Statement – IBC Chairman • Business Update - IBC President & CEO • Question and answer session – IBC President & CEO and IBC EVP & CFO • Adjournment 3

IBC Board of Directors 4 • Director Since: 2013 • President & CEO of IBC and Independent Bank • Director Since: 2019 • Founder & CEO of OpTech, LLC and OpTech Solutions • Member of the Audit Committee • Director Since: 2014 • CEO of UFP Industries, Inc. (NASDAQ: UFPI) • Member of the Compensation Committee • Director Since: 2016 • President & CEO of Cascade Engineering • Member of the Compensation Committee • Director Since: 2004 • Former President, Global Operations of Wolverine Worldwide (NYSE: WWW) • Chair of the Audit Committee, member of the Governance and Nominating Committees • Director Since: 2017 • President of Foremost Insurance Company • Member of the Audit Committee • Director Since: 2005 • Former CEO of IBC and Independent Bank • Director Since: 2015 • Former President & CEO of Priority Health • Chair of the Compensation Committee • Director Since: 2012 • Founder and President of Grey Dunes • Chair of the Governance and the Nominating Committees • Director Since: 2018 • Former Director of Traverse City State Bank • Self-employed • Member of the Governance and the Nominating Committees • Director Since: 2020 • CEO of Ignition Media Group and President of Archer Corporate Services • Member of the Audit Committee Michael J. Cok Stephen L. Gulis Jr. Christina L. Keller William B. Kessel Ronia F. Kruse Matthew J. Missad Michael M. Magee Jr. Dennis W. Archer Jr. Terance L. Beia William J. Boer Joan A. Budden

IBC Executive Management Team 5 • CEO of IBC and Independent Bank since 2013 • Joined Independent Bank in 1994 • Began career with Crowe William B. Kessel President, CEO & Director • Joined Independent Bank in 2020 as EVP and Chief Financial Officer • Previously SVP, Chief Financial Officer of STAR Financial Corporation • 17 years of experience in financial management Gavin Mohr EVP & CFO • EVP and Chief Risk Officer since 2012 • Joined the Company in April 2007 as EVP – Commercial • Previous experience with Comerica for 25 years Stephanie M. Kimball EVP & Chief Risk Officer • Joined Independent Bank in 2018 as Senior Vice President Commercial Banking • 32 years experience in Commercial Banking • Previously Regional President of West Michigan at Chemical Bank Joel F. Rahn EVP - Commercial Banking • Responsible for Retail Banking, Deposit Ops, as well as digital banking strategy • Joined Independent Bank over 20 years ago • Previous experience in commercial and retail bank management Larry R. “Russ” Daniel EVP - Retail Banking • Joined Independent Bank in 2016 as Senior Vice President Mortgage Banking • 27 years experience in the mortgage area • Previous experience with Talmer Bank, TCF Bank, and Standard Federal Bank Patrick J. Ervin EVP - Mortgage

2023 Annual Meeting of Shareholders • Secretary for the meeting (Gavin A. Mohr) • Record date: February 24, 2023 • Approximate distribution date of Proxy Statement: March 6, 2023 • Shares entitled to vote: 21,280,992 • Determination of quorum • Voting on proposals 6

2 Proposal #1 - Election of Directors – Nominees for a three-year term expiring 2026 7 Stephen L. Gulis Jr. William B. Kessel Terance L. Beia

Proposal #2 - Ratification of the Appointment of Independent Auditors • Crowe, LLP has served as IBC’s independent registered public accounting firm since 2005. • Crowe, LLP was founded in 1942 and is one of the 10 largest accounting and consulting firms in the U.S. • IBC is served primarily by Crowe’s Grand Rapids, Michigan and South Bend, Indiana offices. 8

Proposal #3 - Advisory (Non-Binding) Vote on Executive Compensation The Board has solicited a non-binding advisory vote from our shareholders to approve the compensation of our executives as described in our proxy materials. 9

Brad Kessel President & CEO Business Update

2022 Full Year Financial Highlights 11 • Record pre-tax earnings of $77.8 million • Net income and diluted earnings per share of $63.4 million and $2.97 • Annualized return on average assets and on average equity of 1.31% and 18.41%. • Paid cash dividends of $0.88 per share, a 5% increase over prior year • Repurchased 181,586 shares of common stock at a weighted average cost of $22.08 per share • Returned 35.6% of 2022 earnings to shareholders through dividends and share repurchases

Track Record of Consistent Growth & Profitability 12

Strong Balance Sheet and Liquidity 13 • Loan growth of $560.3 million, a 19.3% increase from the prior year –Commercial loan growth of $263.3 million (21.9%) –Mortgage loan growth of $228.8 million (20.1%) –Consumer loan growth of $68.3 million (12.2%) • Deposit growth (excluding brokered time deposits) of $53.0 million • Loan to deposit ratio of 79.1% • Uninsured deposits are approximately 23% of total deposits

Strong Credit Quality 14

Strong Capital Position Strong Capital Position 15 Independent Bank Corporation

Digital Transformation Continues 16

17Market Expansion The Holland Commercial Team

A Look Forward 18

Voting Results • Shares entitled to vote: 21,280,992 • Proposal #1 – Election of Directors • Proposal #2 – Ratification of Auditors • Proposal #3 – Advisory (Non-Binding) Vote on Executive Compensation 19Independent Bank Corporation - 2023 Annual Shareholders Meeting

21Appendix Non-GAAP Reconciliations

22 2022 2021 2020 2019 2018 2017 Net interest income $ 149,561 $ 129,765 $ 123,612 $ 122,581 $ 113,282 $ 89,186 Non-interest income 61,909 76,643 80,745 47,736 44,815 42,533 Non-interest expense 128,341 131,023 122,413 111,733 107,461 92,082 Pre-Tax, Pre-Provision Income 83,129 75,385 81,944 58,584 50,636 39,637 Provision for credit losses 5,341 (1,928) 12,463 824 1,503 1,199 Income tax expense 14,437 14,418 13,329 11,325 9,294 17,963 Net income $ 63,351 $ 62,895 $ 56,152 $ 46,435 $ 39,839 $ 20,475 Average total assets 4,825,723$ 4,465,577$ 3,933,655$ 3,440,232$ 3,131,936$ 2,650,189$ Performance Ratios Return on average assets 1.31% 1.41% 1.43% 1.35% 1.27% 0.77% Pre-tax, Provision return on average assets 1.72% 1.69% 2.08% 1.70% 1.62% 1.50% Year Ended December 31, (Dollars in thousands)

23 Reconciliation of Non-GAAP Financial Measures 2022 2021 2020 2019 2018 2017 Net Interest Margin, Fully Taxable Equivalent ("FTE") Net interest income 149,561$ 129,765$ 123,612$ 122,581$ 113,282$ 89,186$ Add: taxable equivalent adjustment 1,878 1,866 823 423 510 1,123 Net interest income - taxable equivalent 151,439$ 131,631$ 124,435$ 123,004$ 113,792$ 90,309$ Net interest margin (GAAP) 3.28% 3.06% 3.32% 3.79% 3.85% 3.61% Net interest margin (FTE) 3.32% 3.10% 3.34% 3.80% 3.88% 3.65% Year Ended December 31, (Dollars in thousands)

24 Reconciliation of Non-GAAP Financial Measures (continued) Independent Bank Corporation Tangible Common Equity 2022 2021 2020 2019 2018 2017 Common shareholders' equity 347,596$ 398,484$ 389,522$ 350,169$ 338,994$ 264,933$ Less: Goodwill 28,300 28,300 28,300 28,300 28,300 - Other intangibles 2,551 3,336 4,306 5,326 6,415 1,586 Tangible common equity 316,745$ 366,848$ 356,916$ 316,543$ 304,279$ 263,347$ (Dollars in thousands) Year Ended December 31,